UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 8, 2009

CPI CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10204	43-1256674
(Commission File Number)	(I.R.S. Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

(314) 231-1575
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
                                Certain Officers

On July 8 2009, CPI Corp. issued a press release announcing that, based on a preliminary vote count, CPI stockholders voted to elect all six of the board's nominees -- James Abel, Paul Finkelstein, Michael Glazer, Michael Koeneke, David Meyer and Turner White -- at CPI's 2009 Annual Meeting of Stockholders held today. The preliminary vote count confirms that the nominees of Ramius Group, a dissident stockholder, were defeated by a clear margin.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.

99.1
Press Release issued July 8, 2009, announcing that, based on a preliminary vote count, CPI stockholders voted to elect all six of the board's nominees -- James Abel, Paul Finkelstein, Michael Glazer, Michael Koeneke, David Meyer and Turner White -- at CPI's 2009 Annual Meeting of Stockholders held today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CORP.

	By:	/s/Dale Heins
Dale Heins Senior Vice President, Finance, Chief Financial Officer and Treasurer
July 8, 2009